Exhibit 10.5(b)


                                  AMENDMENT TO
                               HEXCEL CORPORATION
                         MANAGEMENT STOCK PURCHASE PLAN


IV.        Purpose

         This Amendment (the "Amendment") to the Hexcel Corporation Management Stock Purchase Plan, as previously adopted and effective as of January 1, 1997, and as amended on March 25, 1999 (the "Plan"), amends the Plan on the terms provided herein.


V.         Amendment to Capital Stock Subject to the Provisions of this Plan

(a) Unless otherwise defined herein, capitalized terms that are defined in the Plan are used herein as defined therein.

(b) The first paragraph of Section 3 of the Plan is hereby amended and restated as follows:

         "The maximum number of shares of the Stock which shall be reserved for the grant of Restricted Stock Units under the Plan shall be 150,000, which number shall be subject to adjustment as provided in Article 7 hereof. Such shares may be either authorized but unissued shares or shares that shall have been or may be reacquired by the Company."


VI.        Effective Date of Amendment

         This Amendment became effective upon the approval thereof by the Hexcel Corporation Board of Directors on December 2, 1999.



                               HEXCEL CORPORATION


                                                By:  /s/ Ira J. Krakower
                                                Name: Ira J. Krakower
                                                Title: Senior Vice President

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